Exhibit 10.5

ADDENDUM #I TO THE AMENDED AND RESTATED STOCK EXCHANGE AGREEMENT
ENTERED INTO ON OCTOBER 11, 2016

THIS ADDENDUM #1 (the "Addendum") TO THE AMENDED AND RESTATED STOCK EXCHANGE AGREEMENT ENTERED INTO ON OCTOBER 11, 2016 (the "Agreement") is made effective as of October 13,2016, by and between Liberated Energy, Inc., a Nevada corporation (the "Company"), Brian P. Conway, an individual ("Conway"), Ecocab Portland, LLC ("Ecocab"), and Ron Knori, an individual ("Knori") (collectively the "Parties").

BACKGROUND

A. The Parties entered into the Agreement on October 11, 2016.

B. The Company and Holder desire to enter into this Addendum to the Agreement as set forth expressly below. NOW THEREFORE, in consideration of the execution and delivery of the Addendum and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.            Pursuant to the Agreement, the Company is acquiring all of the assets of Ecocab. The Parties hereby agree that the only liabilities of Ecocab that are being assumed by the Company, in connection with the Agreement, are expressly identified on Exhibit "A" hereto (the "Company Assumed Liabilities") (limited in each case to the exact liability amount identified, and such amount must have been outstanding as of the date of the Agreement). The Parties acknowledge and agree that the Company shall not assume any of Ecocab's liabilities or obligations, whether accrued, absolute, contingent or otherwise, except the Company Assumed Liabilities.  The Parties hereby agree that Knori shall assume liability for all liabilities of Ecocab that are not identified on Exhibit "A" hereto (the "Knori Assumed Liabilities"), including but not limited to the liabilities identified on Exhibit "B" hereto.

2.            In the event any person or entity not a party to the Agreement shall make any demand or claim or file or threaten to file or continue any lawsuit, against the Company with respect to any of the Knori Assumed Liabilities, as the case may be, then the Company shall give written notice to such effect to Knori promptly upon becoming aware thereof. In such event, Knori shall assume full control of the defense thereof and hire counsel (which counsel shall be reasonably satisfactory to the Company) to defend any such demand, claim or lawsuit (provided, however, that the failure to give such Notice shall not relieve Knori of its obligations hereunder). The Company shall be permitted to participate in such defense, and shall have the right to retain its own counsel at the cost and expense of Knori. In the event that Knori shall fail to respond within 10 days after receipt of the notice from the Company of any such demand, claim or lawsuit, then the Company may retain counsel and conduct the defense of such demand, claim or lawsuit, as it may in its sole discretion deem proper, at the sole cost and expense of Knori.

3.            This Addendum shall be deemed part of, but shall take precedence over and supersede any provisions to the contrary contained in the Agreement. Except as specifically modified hereby, all of the provisions of the Agreement. which are not in conflict with the terms of this Addendum, shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this Addendum as of the date ftrst above written.

Liberated Energy, Inc.

By:	BRIAN P. CONWAY	By:	BRIAN CONWAY
Name:	Brian P. Conway	Name:	Brian P. Conway
Title:	Chief Executive Officer

Ecocab Portland, LLC

By:	RON KNORI	By:	RON KNORI
Name:	Ron Knori	Name:	Ron Knori
Title:	Managing Member

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EXHIBIT A

Party	Amount

Red Canoe Credit Union	$870,660.97
Ally Bank	$198,212.58
US Bank	$156,684.88
Santander Bank	$169,708
Ford Credit	$231,868.54
Signature Financial	$324,400.00
Hitachi	$113,999.40
American Express (Ecocab Portland, LLC)	$71,967.02
Hunter Caroline	$208,500
Advantage Funding	$82,830
Total:	$2,428,831.39

Liberated Energy, Inc.

By:	BRIAN P. CONWAY	By:	BRIAN CONWAY
Name:	Brian P. Conway	Name:	Brian P. Conway
Title:	Chief Executive Officer

Ecocab Portland, LLC

By:	RON KNORI	By:	RON KNORI
Name:	Ron Knori	Name:	Ron Knori
Title:	Managing Member

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Exhibit B

Party	Amount

Twin City Painting, Inc.	$1,277,015.86
EcoCab, LLC	$55,372
Neldi Knori	$127,323.25
Ron Knori	$155,975
Dan and Connie Davis	$410,000
4 Convertible Note Holders	$289,050.00
All liabilities of Ecocab Portland, LLC which are not listed in Exhibit A

Liberated Energy, Inc.

By:	BRIAN P. CONWAY	By:	BRIAN CONWAY
Name:	Brian P. Conway	Name:	Brian P. Conway
Title:	Chief Executive Officer

Ecocab Portland, LLC

By:	RON KNORI	By:	RON KNORI
Name:	Ron Knori	Name:	Ron Knori
Title:	Managing Member

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